FINANCIAL INVESTORS TRUST

                      Aristata Equity Fund
                   Aristata Quality Bond Fund
            Aristata Colorado Quality Tax-Exempt Fund

                SUPPLEMENT DATED DECEMBER 7, 2000
             TO THE AUGUST 28, 2000 PROSPECTUSES AND
               STATEMENT OF ADDITIONAL INFORMATION

This supplement provides new information beyond that contained in the Prospectuses and the Statement of Additional Information
("SAI"), and should be read in conjunction with such Prospectuses and SAI.

Effective December 2000, Tempest, Isenhart, Chafee, Lansdowne &
Associates, Inc., Investment Adviser to the Aristata Family of
Funds, changed its name to Tempest Investment Counselors, Inc.

All references to Tempest, Isenhart, Chafee, Lansdowne &
Associates, Inc. in the Prospectuses and SAI shall be replaced with Tempest Investment Counselors, Inc.